                                                                   Exhibit 10.25


                               SECOND AMENDMENT
                                      TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is dated as of the day of ____________, 1998 (this "Second Amendment"), and entered into among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Lenders signatory hereto, NATIONSBANK, N.A., a national banking association, individually and as Administrative Lender (in such latter capacity, the "Administrative Lender"), and GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent (the "Syndication Agent").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Borrower, the Administrative Lender, the Syndication Agent, and Lenders entered into a Third Amended and Restated Credit Agreement, dated as of May 29, 1998, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of June 29, 1998 (as further amended, restated, or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, the Lenders, the Borrower, the Administrative Lender, and the Syndication Agent have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders, the Administrative Lender, and the Syndication Agent agree as follows:

     SECTION 1.  Definitions.  Unless specifically defined or redefined below,
                 -----------
capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     SECTION 2.  Amendment to Definition of Applicable Margin.  The definition
                 --------------------------------------------
of "Applicable Margin" in Article I of the Credit Agreement shall be deleted in its entirety, and the following definition of "Applicable Margin" shall be substituted in its stead:

          "Applicable Margin" means, (a) with respect to LIBOR Advances, 3.000% per annum, and (b) with respect to Base Advances, 2.000% per annum provided that, if there exists no Default or Event of Default, then the Applicable Margin will be the following per annum percentages applicable in the following situations:

                                 Base Advance            LIBOR Advance
     Applicability                Percentage              Percentage
     -------------                ----------              ----------

      (i)  If the Leverage          2.000%                  3.000%
     Ratio is equal to or
     greater than 4.50 to 1.00

      (ii)  If the Leverage         1.875%                  2.875%
     Ratio is equal to or
     greater than 4.00 to 1.00
     but is less than
     4.50 to 1.00

      (iii)  If the Leverage        1.750%                  2.750%
     Ratio is equal to or
     greater than 3.50 to 1.00
     but is less than
     4.00 to 1.00

      (iv)  If the Leverage         1.500%                  2.500%
     Ratio is equal to or
     greater than 3.00 to 1.00
     but is less than
     3.50 to 1.00

      (v)  If the Leverage          1.250%                  2.250%
     Ratio is equal to or
     greater than 2.50 to 1.00
     but is less than
     3.00 to 1.00

      (vi)  If the Leverage         1.000%                  2.000%
     Ratio is equal to or
     greater than 2.00 to 1.00
     but is less than
     2.50 to 1.00

      (vii)  If the Leverage        0.750%                  1.750%
     Ratio is less than
     2.00 to 1.00

     The Applicable Margin payable by the Borrower shall be (a) reduced or increased as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Parent, Borrower and Subsidiaries of Borrower as tested by the Leverage Ratio, and (b) further increased as set forth in Section 6.15(c) hereof. Except as set forth in the last sentence hereof, any such increase or reduction in the Applicable Margin provided for herein shall be effective three Business Days after receipt by Administrative Lender of the applicable financial statements and corresponding Compliance Certificate. If financial statements and a Compliance Certificate of the Borrower setting forth the Leverage Ratio are not received by the Administrative Lender by the date required pursuant to Article VII hereof, the Applicable Margin shall be determined as if the Leverage Ratio exceeds 4.50 to 1.00, until such time as such financial statements and Compliance Certificate are received. For the final quarter of any fiscal year of the Borrower, the Borrower may provide the unaudited financial statements of the Borrower, subject only to year-end adjustments, for the purpose of adjusting the Applicable Margin.

     SECTION 3.  Addition of  Definition of Leverage Ratio.  The definition of
                 -----------------------------------------
"Leverage Ratio" shall be added in its entirety to Article I of the Credit Agreement in alphabetical order, as follows:

          "Leverage Ratio" means the ratio, at the end of the accounting period with respect to which such determination is made, of (a) the remainder of Senior Debt of the Borrower and its Subsidiaries (exclusive of Debt owed to each other), minus the sum of Subordinated Debt outstanding which is (i) permitted to be incurred under Sections 8.02(h) hereof and (ii) (without duplication) owed to ABRY, to (b) Annualized EBITDA, provided that, the calculation of the Leverage Ratio shall exclude revenues or charges attributable to Properties of the Borrower and its Subsidiaries sold during the calculation period as if such sale occurred on the first day of such period and shall include revenues and charges attributable to Properties of the Borrower and its Subsidiaries purchased during such period as if such purchase occurred on the first day of such period.

     SECTION 4.  Deletion of Definition of Senior Leverage Ratio.  The
                 -----------------------------------------------
definition of "Senior Leverage Ratio" in Article I of the Credit Agreement shall be deleted in its entirety.

     SECTION 5.  Deletion of Definition of Total Leverage Ratio.  The definition
                 ----------------------------------------------
of "Total Leverage Ratio" in Article I of the Credit Agreement shall be deleted in its entirety.

     SECTION 6.  Amendment to Section 2.05(a).   Section 2.05(a) of the Credit
                 -----------------------------
Agreement shall be deleted in its entirety and the following Section 2.05(a) shall be substituted in its stead:

          (a) Excess Cash Flow. Within 130 days after the end of each fiscal year of Borrower ending on or after March 31, 2000, the Borrower shall pay to Administrative Lender for the Ratable account of Lenders an amount equal to (i) 50% of Excess Cash Flow for the preceding fiscal year if the Leverage Ratio calculated at the end of the same period is less than 4.00 to 1.00, or (b) 75% of Excess Cash Flow for the preceding fiscal year if the Leverage Ratio calculated at the end of the same period is greater than or equal to 4.00 to 1.00. All prepayments made pursuant to this Section 2.05(a) shall be applied to reduce outstanding Advances (which amounts shall also reduce the Available Commitment in accordance with the terms of Section 2.11(c)(iv) hereof).

     SECTION 7.  Amendment to Section 2.10(b).  Section 2.10(b) of the Credit
                 ----------------------------
Agreement shall be deleted in its entirety and the following Section 2.10(b) shall be substituted in its stead:

          (b) Commitment Fee. Subject to Section 11.08 hereof, the Borrower shall pay to Administrative Lender for the Ratable account of Lenders a commitment fee on the average daily amount of the difference between (i) the Available Commitment and (ii) the sum of all Advances outstanding and the face amount of all outstanding Letters of Credit, at a per annum rate equal to 0.500%, payable in each case in arrears on each Quarterly Date and on the Maturity Date, commencing with the first Quarterly Date after the Closing Date, and continuing until the Maturity Date.

     SECTION 8.  Amendment to Section 6.15(c).  Section 6.15(c) of the Credit
                 ----------------------------
Agreement shall be deleted in its entirety and the following Section 6.15(c) shall be substituted in its stead:

          (c)    Breach of Section 6.15(a) and (b) above.  In the event any
                 ---------------------------------------
     provision of Section 6.15(a) or (b) above is breached, subject to the last sentence of this Section 6.15(c), the Applicable Margin shall increase by .25% per annum, effective the date of such breach under Section 6.15(a) or
     (b) above, and shall increase every 30 days thereafter (effective each 31st date following the preceding increase) by .25% per annum (but in no event shall the interest rate increase under this Section 6.15(c) by more than .25% per annum per 30 day period) until the earlier of (i) compliance with this Section 6.15, or (ii) such time as the per annum interest rate is equal to the Highest Lawful Rate (where the interest rate will remain until the Borrower is in compliance). If, on the date six months after the date of any breach, such breach is still in effect, then (A) with respect to a breach under Section 6.15(a) hereof, all Tenant Lease Revenues from any Primary Non-Conforming Tenant Lease or Secondary Non-Conforming Tenant Lease, as applicable, in excess of the applicable percent limitation, will be excluded from revenues for the purpose of determining EBITDA in connection with any determination of (I) the Leverage Ratio (with respect to the determination of Section 8.01(b) hereof and the Applicable Margin) and the debt service coverage ratio set forth in Section 8.01(d) hereof, and (B) with respect to a breach under Section 6.15(b) hereof, all Tower Cash Flow from any Tower located on a Non-Conforming Ground Lease in excess of the thirty percent limitation will be excluded from revenues for the purpose of determining EBITDA in connection with any determination of (I) the Leverage Ratio (with respect to Section 8.01(b) hereof and the Applicable Margin), and the debt service coverage ratio set forth in Section 8.01(d) hereof, and, in each case, such exclusion from EBITDA for such purposes will continue until five Business Days after the date the Borrower delivers to the Administrative Lender a certificate of an Authorized Officer certifying that there exists no breach under Section 6.15(a) and/or (b) above, in detail satisfactory to the Administrative Lender. If there exists no Default or Event of Default upon giving effect to any exclusion from EBITDA in accordance with the provisions set forth above, the interest rate shall be calculated without giving effect to any increase in the Applicable Margin set forth in this
     Section 6.15(c).

     SECTION 9.  Amendment to Section 8.01(a).    The grid set forth in Section
                 ----------------------------
8.01(a) of the Credit Agreement detailing the Period and the Ratio shall be
                                              ------         -----
deleted in its entirety and the following shall be substituted in its stead:

                    (a)   INTENTIONALLY DELETED.

     SECTION 10.  Amendment to Section 8.01(b).    Section 8.01(b) of the Credit
                  ----------------------------
Agreement shall be deleted in its entirety and the following Section 8.01(b) shall be substituted in its stead:

     (b) LEVERAGE RATIO. The Borrower shall not permit the Leverage Ratio to be more than the following ratios at the end of any fiscal quarter during the time during the following time periods:

                Period                          Ratio
                ------                          -----

          From the Closing Date
          through September 30, 1999         5.50 to 1.00

          From October 1, 1999
          through June 30, 2000              5.00 to 1.00

          From July 1, 2000
          through December 31, 2000          4.50 to 1.00

          From January 1, 2001
          through December 31, 2001          4.00 to 1.00

          From January 1, 2002
          through December 31, 2002          3.50 to 1.00

          From January 1, 2003
          and thereafter                     3.00 to 1.00
     provided however, that in the event of a failure to meet the ratios required by this Section 8.01(b), so long as no other Default or Event of Default exists hereunder, ABRY may, through the Parent, not more than two times during the term of this Agreement (in addition to those instances in which ABRY may be required to make such a contribution pursuant to Section 2(b) of the Capital Contribution Agreement), prior to the delivery by the Borrower of its Compliance Certificate in accordance with Section 7.03 hereof evidencing such breach, make either (i) an equity capital contribution or (ii) a loan to the Borrower constituting Cure Sub Debt, or any combination of equity and Cure Sub Debt, in each case to enable the Borrower to reduce the outstanding principal amount of Advances hereunder in an amount sufficient to cure the breach under this Section 8.01(b). In the event that the ABRY makes such capital contribution or loan constituting Cure Sub Debt, the Borrower must reduce the outstanding Advances hereunder by such amount, and the Borrower may demonstrate its compliance with the financial covenant in this Section 8.01(b) by calculating such covenant (A) after such contribution or Cure Sub Debt loan has been made, and (B) after the Obligation has been reduced by such contribution or such Cure Sub Debt loan. Notwithstanding anything in this Agreement to the contrary, the second time that ABRY makes any capital contribution or Cure Sub Debt loan to cure any Event of Default as a result of a violation of this Section 8.01(b) as permitted above, any such capital contribution or Cure Sub Debt loan shall be applied in accordance with the terms of Section 2.05(b) hereof, but shall permanently reduce the outstanding Obligations by a reduction in the Available Commitment in accordance with the terms of Section 2.11(c)(ii) hereof.

     SECTION 11.  Amendment to Section 8.08(b)(vi).    Section 8.08(b)(vi) of
                  --------------------------------
the Credit Agreement shall be deleted in its entirety and the following Section 8.08(b)(vi) shall be substituted in its stead:

          (vi) at such time as the Leverage Ratio is less than 2.50 to 1.00, the Borrower may make a distribution to the Parent to enable the Parent to repurchase capital stock of the Parent owned by any Shareholder that was an officer of the Borrower that has resigned or has been terminated (and the Parent is hereby permitted to do so) (A) in accordance with the terms of that certain Second Amended and Restated Subscription and Stockholders Agreement, among the Parent and the Shareholders, dated as of May 16, 1996 (the "Stockholders Agreement") and (B) in an amount not to exceed any equity contribution made by ABRY to the Parent and by the Parent to the Borrower for such purpose,

     SECTION 12.  Conditions Precedent.  This Second Amendment shall not be
                  --------------------
effective until all proceedings of the Borrower taken in connection with this Second Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Lender and Lenders, and the Administrative Lender and Lenders shall have each received:

          (a) payment in full of amendment fees, payable to the Administrative Lender on behalf of the Lenders in their Specified Percentages;

          (b) payment and/or reimbursement in full of all legal and other expenses incurred by the Administrative Lender through the date hereof and payable or reimbursable by the Borrower in accordance with the terms of the Credit Agreement, including without limitation, the fees and expenses due and payable by the Administrative Lender to Special Counsel and local counsel;

          (c) copies of resolutions authorizing the execution, delivery and performance of this Second Amendment by the Borrower and the Parent, and legal opinions by counsel in form and substance satisfactory to the Administrative Lender regarding the due execution, delivery and performance of this Second Amendment and the legality, validity and the enforceability thereof; and

          (d) such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Lender, as the Administrative Lender shall deem necessary or appropriate in connection with this Second Amendment and the transactions contemplated hereby.

     SECTION 13.  Representations and Warranties.  The Borrower represents and
                  ------------------------------
warrants to the Lenders and the Administrative Lender that (a) this Second Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this Second Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof both before and after giving effect to this Second Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this Second Amendment.

     SECTION 14.  Further Assurances.  The Borrower shall execute and deliver
                  ------------------
such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender may deem necessary or appropriate in connection with this Second Amendment.

     SECTION 15.  Counterparts.  This Second Amendment and the other Loan Papers
                  ------------
may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 16.  ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS
                  ----------------
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 17.   GOVERNING LAW.  (A)  THIS AGREEMENT AND ALL LOAN PAPERS SHALL
                   -------------
BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS OR (B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF THE BORROWER AND THE SUBSIDIARIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     (b) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE LENDER OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 18.  WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY LAW,
                  --------------------
THE BORROWER, EACH SUBSIDIARY AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.


================================================================================
            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
===============================================================================

     IN WITNESS WHEREOF, this Second Amendment to Third Amended and Restated Credit Agreement is executed as of the date first set forth above.

    THE BORROWER:                       PINNACLE TOWERS INC.


                                        -------------------------------------
                                        By:
                                           ----------------------------------
                                        Its:
                                            ---------------------------------
ACCEPTED AND AGREED:

PINNACLE HOLDINGS INC.



By:
   -------------------------------
Its:
    ------------------------------


    ADMINISTRATIVE LENDER:              NATIONSBANK,N.A.,as Administrative
                                        Lender


                                        -------------------------------------
                                        By: Roselyn Drake
                                        Its: Vice President

    SYNDICATION AGENT:                  GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                        Syndication Agent


                                        -------------------------------------
                                        By:
                                           ----------------------------------
                                        Its:
                                            ---------------------------------


    LENDERS:                            NATIONSBANK, N.A., individually as a
                                        Lender


                                        -------------------------------------
                                        By: Roselyn Drake
                                        Its: Vice President

                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        -------------------------------------
                                        By:
                                           ----------------------------------
                                        Its:
                                            ---------------------------------


                                        BANKBOSTON, N.A.


                                        -------------------------------------
                                        By:
                                           ----------------------------------
                                        Its:
                                            ---------------------------------


                                        SOCIETE GENERALE, NEW YORK BRANCH


                                        -------------------------------------
                                        By:
                                           ----------------------------------
                                        Its:
                                            ---------------------------------


                                        BANK OF AMERICA


                                        -------------------------------------
                                        By:
                                           ----------------------------------
                                        Its:
                                            ---------------------------------

                                        KEY CORPORATE CAPITAL INC.


                                        -------------------------------------
                                        By:
                                           ----------------------------------
                                        Its:
                                            ---------------------------------


                                        UNION BANK OF CALIFORNIA, N.A.


                                        -------------------------------------
                                        By:
                                           ----------------------------------
                                        Its:
                                            ---------------------------------


                                        CO-BANK, ACB


                                        -------------------------------------
                                        By:
                                           ----------------------------------
                                        Its:
                                            ---------------------------------


                                        GENERAL ELECTRIC CAPITAL CORP.


                                        -------------------------------------
                                        By:
                                           ----------------------------------
                                        Its:
                                            ---------------------------------